Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

17.        Commitments and Contingencies

As of December 31, 2011, we leased 14 branch locations and 5 loan production offices from non-related parties under lease agreements expiring through 2040.  We lease our corporate headquarters and one branch location from Pointer Ridge.  Each of the leases provides extension options.

The approximate future minimum lease commitments under the operating leases as of December 31, 2011, are presented below.  We have eliminated 62.5% of lease commitments to Pointer Ridge in consolidation.

Year	Amount

2012	$ 1,371,748
2013	1,275,544
2014	1,234,023
2015	1,230,024
2016	1,261,422
Remaining	10,365,541
$ 16,738,302

            Rent expense was $1,172,843, $521,637 and $475,113 for the years ended December 31, 2011, 2010, and 2009, respectively.

On August 25, 2006, Pointer Ridge entered into a loan agreement with an unrelated bank, in an original principal amount of $6.6 million to finance the commercial office building located at 1525 Pointer Ridge Place, Bowie, Maryland.  We lease approximately half of this building for our main office and operate a branch from this address.  Pursuant to the terms of a guaranty between the bank and Bancshares dated August 25, 2006, Bancshares has guaranteed up to 62.5% of the loan amount plus costs incurred by the lender resulting from any acts, omissions or alleged acts or omissions.

            In the normal course of business, the Bank is involved in various legal proceedings.  In the opinion of management, any liability resulting from such proceedings would not have a material adverse effect on the Bank's financial statements.